UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2021
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Element Solutions Inc
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(Exact name of registrant as specified in its charter)

Delaware	001-36272		37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

500 East Broward Boulevard,		Suite 1860	33394
Fort Lauderdale,	Florida		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Incremental Term Loans
On September 1, 2021, Element Solutions Inc (the “Company”), MacDermid, Incorporated (“MacDermid,” and together with the Company, the “Borrowers”), certain subsidiaries of the Company party thereto, Barclays Bank PLC, as collateral agent and administrative agent (the “Agent”), and the lenders party thereto, entered into an incremental term facility (the “Incremental Amendment”) to that certain credit agreement, dated as of January 31, 2019 (as amended and/or supplemented from time to time, the “Credit Agreement”), among the Borrowers, the Agent, the lending institutions from time to time parties thereto and the other entities party thereto.
Pursuant to the Incremental Amendment, the Borrowers borrowed new U.S. Dollar term loans (the “New USD Term Loans”) in an aggregate principal amount of $400 million through a corresponding increase to the Company’s existing $750 million tranche B term loans (the “Existing Term Loans”) under the Credit Agreement. The proceeds of the New USD Term Loans were used to finance a portion of the purchase price of the previously-announced acquisition of Coventya Holdings SAS ("Coventya"). The Coventya acquisition closed on September 1, 2021 for a purchase price of approximately €420 million, subject to adjustments.

The Credit Agreement, as amended by the Incremental Amendment, provides for senior secured credit facilities in an aggregate principal amount of $1.48 billion, consisting of a revolving credit facility in an aggregate principal amount of $330 million and term loans in an aggregate principal amount of $1.15 billion. Except as set forth in the Incremental Amendment, the New USD Term Loans have identical terms as the Existing Term Loans, including a maturity date of January 31, 2026. Certain restricted subsidiaries of the Borrowers acting as guarantors under the Credit Agreement (the “Guarantors”) will guarantee the Borrowers’ obligations under the New USD Term Loans. The New USD Term Loans will also be secured by the collateral pledged by the Borrowers and the Guarantors under that certain Pledge and Security Agreement, dated as of January 31, 2019, among the Borrowers, the Guarantors and the Agent (as amended and/or supplemented from time to time, the "Security Agreement").

Interest Rate

The applicable interest rate for the term loan borrowings under the Credit Agreement was not amended by the Incremental Amendment and remains at (a) a spread of 1.00% per annum for base rate loans and (b) a spread of 2.00% for eurocurrency rate loans, plus, in each case, an additional rate per annum equal to (a) for base rate loans, a base rate determined by reference to the highest of (i) the federal funds effective rate plus 0.50%, (ii) the rate of interest quoted by The Wall Street Journal as the prime rate in the United States, and (iii) an adjusted one month London Inter-bank Offered Rate (“LIBOR”), plus 1.00%; and (b) for eurocurrency rate loans, an adjusted LIBOR rate determined by reference to the cost of funds for the applicable currency for the interest period relevant to such borrowing, subject to a LIBOR rate floor of 0.0% per annum. The New USD Term Loans will bear interest at the applicable rate for eurocurrency rate loans.
Covenants and Events of Default
The Credit Agreement also contains customary covenants including limitations on additional indebtedness, dividends and other distributions, entry into new lines of business, use of loan proceeds, capital expenditures, restricted payments, restrictions on liens, transactions with affiliates, amendments to organizational documents, accounting changes, sale and leaseback transactions and dispositions. Upon the occurrence of an event of default, payment of any outstanding amounts under the Credit Agreement may be accelerated. Borrowings under the Credit Agreement are also subject to mandatory prepayment under certain circumstances, with customary exceptions, from the proceeds of permitted dispositions of assets and from certain insurance and condemnation proceeds.
The foregoing descriptions of the Incremental Amendment and the New USD Term Loans do not purport to be complete and are qualified in their entirety by reference to the full text of the Incremental Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
The foregoing descriptions of the Credit Agreement and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Credit Agreement, as amended by Amendment No.1, and the Security Agreement, which are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.
Swap Transactions

In anticipation of the close of the Incremental Amendment, on August 6, 2021, the Company had entered into swap transactions (the "Swaps") with certain banks included in the syndicate of the New USD Term Loans (the "Hedge Counterparties"). The Swaps, which replaced the forward starting swaps entered into by the Company on June 29, 2021, are governed by ISDA Master Agreements with each of the Hedge Counterparties and enable the Company to effectively convert the New USD Term Loans, a U.S. dollar denominated debt obligation, into fixed-rate euro-denominated debt. Under the Swap agreements, the Company is required to make periodic euro-denominated coupon payments to the Hedge Counterparties on an aggregate initial notional amount of approximately €340 million in exchange for periodic U.S. dollar-denominated coupon payments from the Hedge Counterparties on an aggregate initial notional amount of $400 million. Each Swap matures on January 31, 2025.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 regarding the Incremental Amendment and the Swaps is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are filed or furnished herewith:

Exhibit Number	Description
10.1
Amendment No.3 to Credit Agreement, dated September 1, 2021, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative and collateral agent

10.2
Credit Agreement, dated as of January 31, 2019, by and among, inter alia, the Company, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, CS, as syndication agent, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 of the Company's Current Report on Form 8-K filed on February 5, 2019, and incorporated herein by reference)

10.3
Amendment No.1, dated November 26, 2019, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative and collateral agent (filed as Exhibit 10.1 of the Company's Current Report on Form 8-K filed on December 3, 2019, and incorporated herein by reference)

10.4
Pledge and Security Agreement, dated as of January 31, 2019, among the Company, MacDermid and the subsidiaries of the borrowers from time to time parties thereto in favor of Barclays Bank PLC, as collateral agent (filed as Exhibit 10.2 of the Company's Current Report on Form 8-K filed on February 5, 2019, and incorporated herein by reference)

104	Cover Page Interactive Data File (formatted as Inline XBRL)(furnished only)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC
(Registrant)
September 1, 2021	/s/ John E. Capps
(Date)	John E. Capps
Executive Vice President, General Counsel and Secretary